SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 11, 2006
Date of Report (Date of earliest event reported)

INERGY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200
Kansas City, MO 64112
(Address of principal executive offices)

(816) 842-8181
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On January 11, 2006 Inergy, L.P. (the "Partnership") priced $200 million aggregate principal amount of 8 1/4 % senior unsecured notes due 2016 in a private placement to eligible purchasers. The notes will be co-issued by the Partnership and its wholly owned subsidiary, Inergy Finance Corp. The notes will be sold only to qualified institutional buyers within the United States under Rule 144a and to non-U.S. persons pursuant to Regulation S. The Partnership intends to use the proceeds of the offering to repay outstanding indebtedness under its revolving acquisition credit facility.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INERGY, L.P.
By: INERGY GP, LLC, Its Managing General Partner

Date: January 11, 2006	By: /s/ Laura L Ozenberger _____________________________________
Laura L. Ozenberger Vice President - General Counsel and Secretary